EVERBANK FINANCIAL CORP BANK OF AMERICA MERRILL LYNCH BANKING & FINANCIAL SERVICES CONFERENCE November 2013

• Diversified financial services company headquartered in Jacksonville, FL • Nationwide consumer and commercial banking 2 EVERBANK OVERVIEW (1) Unless otherwise noted, figures as of September 30, 2013. Market data as of November 8, 2013. 2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE Commercial Lending Retail Lending Financial Center RESIDENTIAL LENDING COMMERCIAL LENDING CONSUMER AND BUSINESS DEPOSITS (1) Total Assets $17.6bn Total Deposits $13.6bn Total Equity $1.6bn Share Price $15.42 Market Cap $1.9bn

3 STRATEGIC EVOLUTION AND GROWTH 2000 – 2003 Mortgage Lending and Servicing 2004 – 2007 Expansion of Deposit Strategy 2008 – 2012 Addition of Diversified Asset Generation 2013 – 2014 Optimization of Business Platforms 2014+ Execute on Core Lending Strategy EVOLUTION 5 YEAR COMPOUND ANNUAL GROWTH TOTAL ASSETS TOTAL LOANS HFI TOTAL DEPOSITS TANGIBLE BOOK VALUE / SHARE 2007 3Q13 2007 3Q13 2007 3Q13 2007 3Q13 22% 24% 24% 14% 2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE

4 RECENT STRATEGIC INITIATIVES DIVERSIFICATION • Built and acquired diverse asset generation channels • Commercial real estate • Commercial finance • Warehouse finance • Retail lending • Announced sale and subservicing of $20.3bn UPB and sale of default servicing platform • Exited wholesale lending business • Realigned commercial lending platforms • Announced settlement agreement with OCC and Federal Reserve to end independent foreclosure review MORE DIVERSIFIED MORE SIMPLIFIED MORE CORE CLIENT FOCUSED INITIATIVES RESULT 2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE

5 DIVERSE BUSINESS MODEL LOANS AND LEASES HFI COMPOSITION YTD 2013 RETAINED LOAN AND LEASE GENERATION - $2.6BN RESIDENTIAL C O M M E RCI A L 51% 13% 20% 8% 8% Residential Commercial Commercial Finance Lender Finance - New Customers Warehouse Finance - New Customers 3Q13 $12.5bn 2010 $6.0bn 2007 $3.7bn $- $2.0 $4.0 $6.0 $8.0 $- $2.0 $4.0 $6.0 $8.0 2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE

EVERBANK'S DIVERSIFIED BUSINESS PLATFORMS

	PRODUCTS	DISTRIBUTION	REACH
RESIDENTIAL LENDING / SERVICING	• Prime jumbo • Conforming • Prime performing servicing	• Retail • Consumer direct • Third party	• Nationwide
COMMERCIAL REAL ESTATE	• Owner-occupied CRE and credit tenant leasing • Structured finance • Mortgage warehouse finance • Mid-sized business loans	• Single-tenant • Multi-tenant	• Nationwide
COMMERCIAL FINANCE	• Equipment leases and loans for healthcare, office, technology, etc. • Revolving credit to specialty finance companies	• EverBank Commercial Finance • EverBank Lender Finance	• Nationwide
DEPOSITS	• YieldPledge Checking, Money Market and CD • WorldCurrency • Metals Select • Foreign Currencies	• Consumer direct • Financial centers • Financial intermediaries	• Nationwide

2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE 6

EverBank

Industrial 17% Medical 5% Multi Family 7% Office 26% Other 8% Retail 24% Warehouse 13% • Target both single-tenant and multi-tenant property lending in top 100 markets nationwide • Single-tenant segment focuses on owner- occupied and credit tenant lease • Multi-tenant segment focuses on multifamily, office, retail and industrial • Business re-launched in 2013 after integration of Business Property Lending acquisition • YTD 3Q13 originations $341mm • Opportunity to cross-sell additional lending and deposit products 7 COMMERCIAL REAL ESTATE LENDING BUSINESS PORTFOLIO BY GEOGRAPHY PORTFOLIO BY PROPERTY TYPE OVERVIEW CA 14% FL 9% GA 5% IL 5% NY 7% Other 50% TX 10% 2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE

CA 11% TX 10% FL 9% NY 7% IL 5% Other 58% 8 COMMERCIAL FINANCE BUSINESS • Commercial finance business originates lease financing receivables in addition to asset-based lending (ABL) facilities • Robust origination volume and balance sheet growth as business repositioned post acquisition in 2010 • 134% growth since 4Q11 • Core leasing platforms include office products, healthcare, IT / telecom and industrial equipment • Opportunity to generate significant ancillary fee income and business deposits LEASE / LOAN PORTFOLIO ($MM) LEASE PORTFOLIO BY GEOGRAPHY OVERVIEW $671 $1,197 $1,276 $1,446 $1,571 2011 2012 1Q13 2Q13 3Q13 2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE

9 RESIDENTIAL LENDING BUSINESS OVERVIEW • Originate residential loans through three channels • Retail (38% of 3Q13 originations) • Consumer direct call centers (34%) • Correspondent lender relationships (28%) • Retail expansion targets top 50 wealth markets nationwide with emphasis on purchase money transactions • Flexibility to generate prime jumbo hybrid ARM loans for bank portfolio or fixed-rate jumbo loans for capital markets execution based on product demand in the market • Jumbo volume of $2.6bn 3Q13 YTD • Increased productivity of newly added sales professionals expected to drive continued market share gains 3Q13 PREFERRED BORROWER PROFILE YTD 2013 PREFERRED ORIGINATIONS Loan size 874,000$ LTV 66% FICO 766 Debt-to-income 32% Primary residence 90% Purchase % 51% 2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE

SCALABLE DEPOSIT PLATFORM

OVERVIEW

- Generate deposits through the following channels:
  - Direct (online) deposit gathering from consumers and small businesses
  - Financial advisors
  - Financial centers
- Proven ability to tailor deposit growth to current and forecasted asset growth assumptions
- Target vanguard customers who utilize "sticky" features such as direct deposit and online bill pay

NATIONWIDE CLIENT REACH



ATTRACTIVE NATIONWIDE CUSTOMER BASE

- 128,119 households, 255,121 accounts
- Average deposits per household: $86,317
- 50% household income > $75,000
- 40% household net worth > $250,000

3Q13 DEPOSIT COMPOSITION


10%
22%
8%
38%
22%
Noninterest-bearing
Interest Checking
Global Market
MMDA & Savings
Time Deposits

2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE 10

EverBank

TRANSACTION, MMDA & SAVINGS REPRESENT 70% OF TOTAL DEPOSITS 11 ATTRACTIVE DEPOSIT MIX 11% 11% 7% 12% 12% 11% 10% 20% 22% 24% 21% 21% 20% 22% 27% 18% 18% 13% 13% 9% 8% 15% 27% 36% 36% 37% 34% 38% 27% 21% 15% 19% 17% 26% 22% 2007 2008 2009 2010 2011 2012 3Q13 Noninterest-bearing Interest checking Market-based MMDA & savings Time 2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE

$10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2006 2007 2008 2009 2010 2011 2012 3Q13 Average Balance of Accounts Existing at Each Period 2006 2007 2008 2009 2010 2011 2012 12 VALUE PROPOSITION YIELDS ATTRACTIVE CUSTOMER BASE Vintage 98% 96% 93% 93% 2006 2007 2008 2009 Compound Annual Retention Rate (1) HIGH CUSTOMER DEPOSIT RETENTION LOYAL CUSTOMERS WITH GROWING BALANCES (1) Compound annual retention rate for balances of non-CD bank accounts existing at September 30, 2013, calculated from initial year end to September 30, 2013 (2) Average account balance for non-CD bank accounts existing at each point in time, shown from initial year end to September 30, 2013 (2) 2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE

1.67% 2.36% 3.29% 3.87% 3.18% 1.83% 1.20% 0.97% 0.78% 0.75% 2.17% 4.02% 5.29% 5.02% 3.20% 1.57% 0.93% 0.86% 1.01% 0.72% 0.00% 1.50% 3.00% 4.50% 6.00% 2004 2005 2006 2007 2008 2009 2010 2011 2012 3Q13 EverBank interest cost of deposits Avg. one-year LIBOR 200 bps 13 DEPOSIT PRICING LAGS IN RISING RATE ENVIRONMENT (1) Calculated as annual deposit interest expense divided by average balance of deposits; includes non-interest bearing deposits; YTD (2) EverBank interest cost of deposits for year to date September 30, 2013; Average one-year LIBOR represents the average of December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013 (1) (2) 2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE

14 3Q13 FINANCIAL OVERVIEW Note: A reconciliation of non-GAAP financial measures can be found in the appendix. 3Q13 BALANCE SHEET ($MM) 3Q13 INCOME STATEMENT ($MM) Cash and cash equivalents 1,088$ Investment securities 1,421 Loans HFS 1,060 Loans and leases HFI, net 12,496 Total assets 17,612 Total deposits 13,628 Total liabilities 16,009 Total shareholders' equity 1,603$ Total revenue 282$ Net interest income, net of provision 136 Noninterest income 144 Noninterest expense 226 Net income 33 Adjusted net income 34$ 3Q13 BALANCE SHEET METRICS 3Q13 INCOME STATEMENT METRICS Adjusted EPS, diluted $0.26 GAAP EPS, diluted $0.25 Tangible common equi y per share $11.42 Asset generation $3.1bn 2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE

15 STRONG CREDIT PERFORMANCE ADJUSTED NON-PERFORMING ASSETS AS A PERCENTAGE OF TOTAL ASSETS(1) NET CHARGE-OFFS TO AVERAGE LOANS HELD FOR INVESTMENT 2.73% 2.11% 1.86% 1.08% 0.99% 0.92% 1.01% 2009 2010 2011 2012 1Q13 2Q13 3Q13 1.35% 1.46% 1.02% 0.31% 0.23% 0.12% 0.30% 2009 2010 2011 2012 1Q13 2Q13 3Q13 (1) We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. A reconciliation of non-GAAP financial measures can be found in the appendix. 2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE

16 SOLID LONG TERM EARNINGS GROWTH ADJUSTED EARNINGS PER SHARE(1) $0.42 $0.53 $0.63 $0.74 $0.66 $0.41 $0.78 $1.28 $1.11 $1.27 $0.87 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 3Q13 YTD (1) Represents adjusted diluted earnings per common share from continuing operations for 2007-3Q13; 2003-2006 represents GAAP basic earnings per common share from continuing operations Calculated using adjusted net income attributable to the Company from continuing operations for 2010-3Q13; No material items gave rise to material adjustments prior to the year ended December 31, 2010; 2012 adjusted EPS calculation includes $4.5mm and $1.1mm cash dividends paid to Series A and Series B Preferred shareholders in Q1 and Q2, respectively; a reconciliation of non-GAAP financial measures can be found in the appendix. 2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE

17 BOOK VALUE GROWTH TANGIBLE COMMON EQUITY PER SHARE(1) $3.10 $3.60 $4.08 $4.81 $5.39 $6.96 $8.54 $10.65 $10.12 $10.30 $11.42 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 3Q13 (1) Represents tangible common equity per share including other comprehensive loss. A reconciliation of non-GAAP financial measures can be found in the appendix. 2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE

18 CONSISTENT EARNINGS THROUGH VARIETY OF CYCLES ADJUSTED RETURN ON AVERAGE EQUITY 14.3% 15.4% 16.3% 16.5% 13.1% 7.4% 11.5% 14.0% 10.7% 12.4% 10.5% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 3Q13 YTD EverBank Banks $5-25bn in Assets 2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE

19 CONCLUSION HIGH-PERFORMING, STRONG-GROWTH, LOW-RISK NATIONAL BANK FRANCHISE UNIQUE, DIVERSIFIED BUSINESS MODEL ROBUST ASSET GENERATION CAPABILITIES SCALABLE, LOW COST PLATFORM DISCLIPLINED RISK MANAGEMENT COHESIVE, LONG TENURED MANAGEMENT TEAM FOR MORE INFORMATION: Investor Relations, 877.755.6722 Investor.Relations@EverBank.com www.abouteverbank.com/ir 2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE

APPENDIX

21 NON-GAAP RECONCILIATIONS QUARTERLY ADJUSTED NET INCOME Three Months Ended September 30, June 30, March 31, December 31, September 30, (dollars and shares in thousands) 2013 2013 2013 2012 2012 Net income 33,150$ 45,993$ 39,146$ 28,846$ 22,178$ Transaction expense, net of tax - - - 903 1,268 Non-recurring regulatory related expense, net of tax 20,203 12,042 11,425 9,564 1,326 Increase (decrease) in Bank of Florida non-accretable discount, net of tax (439) (538) 950 486 111 doption of TDR guidance and policy change, net of tax - - - 3,709 - MSR impairment (recovery), net of tax (21,783) (20,194) (7,784) - 11,302 Restructuring expense, net of tax 3,242 - - - - Adjusted net income 34,373$ 37,303$ 43,737$ 43,508$ 36,185$ Adjusted net earnings per common share, diluted 0.26$ 0.28$ 0.33$ 0.34$ 0.30$ Weighted average common shares outstanding, diluted 124,124 124,034 123,439 122,807 119,591 2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE

22 NON-GAAP RECONCILIATIONS YEARLY ADJUSTED NET INCOME(1) (1) No material items gave rise to adjustments prior to the year ended December 31, 2010. (dollars and shares in thousands) 2012 2011 2010 GAAP net income from continuing operations $ 74,042 $ 52,729 $ 188,900 Bargain purchase gain on Tygris transaction, net of tax - - (68,056) Gain on sale of investment securities due to portfolio repositioning, net of tax - - (12,337) Gain on repuchase of trust preferred securities, net of tax - (2,910) (3,556) Transaction expense, net of tax 5,355 9,006 5,984 Non-recurring regulatory related expense, net of tax 17,733 7,825 - Loss on early extinguishment of acquired debt, net of tax - - 6,411 Decrease in fair value of Tygris indemnification asset, net of tax - 5,382 13,654 Increase in Bank of Florida non-accretable discount, net of tax 3,195 3,007 3,837 Impact of change in ALLL methodology, net of tax - 1,178 - Adoption of TDR guidance and policy change, net of tax 3,709 6,225 - MSR impairment, net of tax 39,375 24,462 - Tax expense (benefit) related to revaluation of Tygris NUBILS, net of tax - 691 (7,840) Adjusted net income 143,409$ 107,595$ 126,997$ Adjusted net earnings per common share, diluted 1.27$ 1.11$ 1.28$ Weighted average common shares outstanding, diluted 105,951 77,506 74,589 2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE

NON-GAAP RECONCILIATIONS

NON-PERFORMING ASSETS (NPAs)

(dollars in thousands)	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Total non-accrual loans and leases	$ 145,078	$ 132,078	$ 141,468	$ 156,629	$ 193,478	$ 213,838	$ 194,951
Accruing loans 90 days or more past due	-	-	-	-	6,673	1,754	1,362
Total non-performing loans (NPL)	145,078	132,078	141,468	156,629	200,151	215,592	196,313
Other real estate owned (OREO)	32,108	36,528	39,576	40,492	42,664	37,450	24,087
Total non-performing assets (NPA)	177,186	168,606	181,044	197,121	242,815	253,042	220,400
Troubled debt restructurings (TDR) less than 90 days past due	79,664	82,236	88,888	90,094	92,628	70,173	95,482
Total NPA and TDR[1]	$ 256,850	$ 250,842	$ 269,932	$ 287,215	$ 335,443	$ 323,215	$ 315,882
Total NPA and TDR	$ 256,850	$ 250,842	$ 269,932	$ 287,215	$ 335,443	$ 323,215	$ 315,882
Government-insured 90 days or more past due still accruing	1,147,795	1,405,848	1,547,995	1,729,877	1,570,787	553,341	589,842
Loans accounted for under ASC 310-30:							
90 days or more past due	45,104	54,054	67,630	79,984	149,743	195,425	-
OREO	21,240	21,194	22,955	16,528	19,456	19,166	-
Total regulatory NPA and TDR	$ 1,470,989	$ 1,731,938	$ 1,908,512	$ 2,113,604	$ 2,075,429	$ 1,091,147	$ 905,724
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30:[1]							
NPA to total assets	1.01%	0.92%	0.99%	1.08%	1.86%	2.11%	2.73%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:							
NPA to total assets	7.90%	8.98%	9.94%	11.09%	15.20%	8.50%	10.05%

(1) *We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property acquired in the Bank of Florida acquisition accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.*

2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE 23

EverBank

24 NON-GAAP RECONCILIATIONS ADJUSTED TANGIBLE COMMON EQUITY (dollars in millions) 3Q13 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 G AP shareholders equity $ 1,603 $ 1,451 $ 968 $ 1,013 $ 554 $ 411 $ 239 $ 213 $ 185 $ 165 $ 144 Less: Goodwill 47 47 10 10 0 0 2 0 0 0 0 Less: Other intangible assets 6 8 7 9 - 1 2 3 4 6 7 Tangible equity 1,550$ 1,396$ 950$ 994$ 554$ 410$ 235$ 209$ 180$ 159$ 137$ Less: Perpetual preferred stock 150 150 - - - - - - - - - Tangible common equity 1,400$ 1,246$ 950$ 994$ 554$ 410$ 235$ 209$ 180$ 159$ 137$ Less: Accumulated other comprehensive income (loss) (57) (87) (108) (5) 20 1 (2) 3 3 4 3 Adjusted tangible common equity 1,457$ 1,333$ 1,058$ 999$ 534$ 409$ 237$ 206$ 178$ 155$ 134$ 2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE

25 DISCLAIMER THIS PRESENTATION HAS BEEN PREPARED BY EVERBANK FINANCIAL CORP ("EVERBANK" OR THE “COMPANY”) SOLELY FOR INFORMATIONAL PURPOSES BASED ON ITS OWN INFORMATION, AS WELL AS INFORMATION FROM PUBLIC SOURCES. THIS PRESENTATION HAS BEEN PREPARED TO ASSIST INTERESTED PARTIES IN MAKING THEIR OWN EVALUATION OF EVERBANK AND DOES NOT PURPORT TO CONTAIN ALL OF THE INFORMATION THAT MAY BE RELEVANT. IN ALL CASES, INTERESTED PARTIES SHOULD CONDUCT THEIR OWN INVESTIGATION AND ANALYSIS OF EVERBANK AND THE DATA SET FORTH IN THIS PRESENTATION AND OTHER INFORMATION PROVIDED BY OR ON BEHALF OF EVERBANK. EXCEPT AS OTHERWISE INDICATED, THIS PRESENTATION SPEAKS AS OF THE DATE HEREOF. THE DELIVERY OF THIS PRESENTATION SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE WILL BE NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF. CERTAIN OF THE INFORMATION CONTAINED HEREIN MAY BE DERIVED FROM INFORMATION PROVIDED BY INDUSTRY SOURCES. EVERBANK BELIEVES THAT SUCH INFORMATION IS ACCURATE AND THAT THE SOURCES FROM WHICH IT HAS BEEN OBTAINED ARE RELIABLE. EVERBANK CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, HOWEVER, AND HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION. THIS PRESENTATION MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND SUCH STATEMENTS ARE INTENDED TO BE COVERED BY THE SAFE HARBOR PROVIDED BY THE SAME. WORDS SUCH AS “OUTLOOK,” “BELIEVES,” “EXPECTS,” “POTENTIAL,” “CONTINUES,” “MAY,” “WILL,” “COULD,” “SHOULD,” “SEEKS,” “APPROXIMATELY,” “PREDICTS,” “INTENDS,” “PLANS,” “ESTIMATES,” “ANTICIPATES” OR THE NEGATIVE VERSION OF THOSE WORDS OR OTHER COMPARABLE WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING SUCH STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE NOT HISTORICAL FACTS, AND ARE BASED ON CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT THE COMPANY’S INDUSTRY, MANAGEMENT’S BELIEFS AND CERTAIN ASSUMPTIONS MADE BY MANAGEMENT, MANY OF WHICH, BY THEIR NATURE, ARE INHERENTLY UNCERTAIN AND BEYOND THE COMPANY’S CONTROL. ACCORDINGLY, YOU ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE AS OF THE DATE MADE, EXPECTATIONS MAY PROVE TO HAVE BEEN MATERIALLY DIFFERENT FROM THE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. UNLESS OTHERWISE REQUIRED BY LAW, EVERBANK ALSO DISCLAIMS ANY OBLIGATION TO UPDATE ITS VIEW OF ANY SUCH RISKS OR UNCERTAINTIES OR TO ANNOUNCE PUBLICLY THE RESULT OF ANY REVISIONS TO THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. INTERESTED PARTIES SHOULD NOT PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENT AND SHOULD CONSIDER THE UNCERTAINTIES AND RISKS DISCUSSED UNDER THE HEADINGS “RISK FACTORS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS” IN EVERBANK’S ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND IN OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. 2013 BAML BANKING & FINANCIAL SERVICES CONFERENCE